Exhibit 99.1

Investor Contact:	Adam Hanan
(615) 443-9887

Media Contact:	Heidi Pearce
(615) 235-4135

CRACKER BARREL NAMES JULIE FELSS MASINO

AS THE COMPANY’S NEW PRESIDENT AND CHIEF EXECUTIVE OFFICER

LEBANON, Tenn. – July 18, 2023 – The Board of Directors of Cracker Barrel Old Country Store, Inc. (“Cracker Barrel” or the “Company”) (Nasdaq: CBRL) is pleased to announce that Julie Felss Masino will succeed Sandra B. Cochran as the Company’s next President and Chief Executive Officer.

Ms. Masino, 52, has had a long and successful career driving innovation and growth for globally loved and recognized restaurant and retail brands. She most recently served as President, International of Taco Bell, overseeing the expansion of the division to more than 1,000 restaurants in 32 countries, and before that led the $11 billion US Taco Bell business, where she and her teams launched numerous culinary, technology, and business model innovations during eight consecutive quarters of positive comp growth.

Commenting on the appointment, Cracker Barrel’s Chairman of the Board, William McCarten said, “Today’s announcement represents the culmination of a multi-year CEO succession-planning process by our Board of Directors and Sandy, and we are thrilled to welcome Julie to the head of the Cracker Barrel table. We believe Julie ‘s track record as an innovator and a leader, together with her strategic thinking and passion for growth, will ensure that Cracker Barrel remains a place where people feel welcomed and cared for like family as we extend our hospitality to an even broader array of guests.”

The Company’s current President and Chief Executive Officer, Sandra Cochran, added, “Julie brings a wealth of experience and an innovative spirit to Cracker Barrel and Maple Street. I look forward to seeing her and the team build on our legacy and carve new paths for growth as they leverage and continue our investments in technology, loyalty, and the employee and guest experience. It has been a privilege to lead this brand for the last twelve years and I am happy to be able to transfer my role to someone as capable and accomplished as Julie.”

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Finally, Ms. Masino commented, “Cracker Barrel is one of the most iconic brands in the history of American casual and family dining, and I appreciate all that Sandy and the Board have done to set the company, our team, and me up for success. For more than fifty years Cracker Barrel has leveraged its rich culture to deliver on its brand and people promises to guests and employees, and the company’s Pleasing People mission aligns perfectly with my passion for building and empowering diverse high-performing teams. The confidence the Board has shown by entrusting the brand to me is humbling, and I’m excited to work with the more than 75,000 dedicated Cracker Barrel and Maple Street employees to drive the Company’s growth for years to come.”

Ms. Masino spent the last five and a half years at Taco Bell, during which time she led franchise partners and teams to open over 800 new units in the US and around the globe. The bulk of her career was spent in a variety of leadership roles at Starbucks Coffee Company, including serving as the CMO of Starbucks’ China business as well as Vice President, Strategy Americas and EMEA; Vice President, Global Beverage; and Vice President, Global Merchandise and Packaged Food. She began her professional career in corporate positions at a variety of retail companies, including Godiva Chocolatier, Coach, J. Crew, and Macy’s, and has meaningful public and private company board experience.

Ms. Masino will assume the role of Chief Executive Officer-elect on August 7, 2023, and will work with Ms. Cochran through the end of October on a transition of duties. On November 1, 2023, Ms. Masino will become the Company’s President and Chief Executive Officer and will be appointed to the Company’s Board of Directors. At that time, Ms. Cochran will become the Executive Chair of the Board through September 2024, and the Board’s current independent Chair, William McCarten, will assume the role of Lead Independent Director.

Commenting on the transition of roles and Ms. Cochran’s tenure, Mr. McCarten affirmed, “Sandy and the rest of the Board have spent years planning for Sandy’s succession and we are happy to see that work pay off today. Sandy’s contributions to Cracker Barrel are too many to catalogue - from driving performance and creating shareholder value, to recruiting and mentoring key talent, to successfully guiding our company through the pandemic. She will add to that track record in her role as Executive Chair, as she transfers responsibilities and helps Julie assume the leadership of our brand. We are grateful to Sandy not only for having led Cracker Barrel so successfully for so long, but for supporting Julie’s and our success going forward.”

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CBRL-F

This press release includes forward-looking statements concerning Cracker Barrel's expectations, anticipations, intentions, beliefs or strategies regarding its chief executive officer transition plan. These, and similar statements are forward-looking statements concerning matters that involve risks, uncertainties and other factors which may cause the actual performance of Cracker Barrel Old Country Store, Inc. and its subsidiaries to differ materially from those expressed or implied by this discussion. All forward-looking information is provided pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of these factors. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "trends," "assumptions," "target," "guidance," "outlook," "opportunity," "future," "plans," "goals," "objectives," "expectations," "near-term," "long-term," "projection," "may," "will," "would," "could," "expect," "intend," "estimate," "anticipate," "believe," "potential," "regular," "should," "projects," "forecasts," or "continue" (or the negative or other derivatives of each of these terms) or similar terminology. Factors which could materially affect actual results include, but are not limited to: risks and uncertainties associated with our management and leadership changes described in this press release and our ability to attract and retain key employees following the consummation of these changes, inflationary conditions with respect to the cost for food, ingredients, retail merchandise, transportation, distribution, labor and utilities and their effects on the availability of key inputs to our business as well as consumer spending, travel and demand generally; the COVID-19 pandemic, including the duration of the COVID-19 pandemic and its ultimate impact on our business, levels of consumer confidence in the safety of dine-in restaurants, restrictions (including occupancy restrictions) imposed by governmental authorities, the effectiveness of cost saving measures undertaken throughout our operations, disruptions to our operations as a result of the spread of COVID-19 in our workforce, and our level of indebtedness, or constraints on our expenditures, ability to service our debt obligations or make cash distributions to our shareholders or cash management generally; general or regional economic weakness, business and societal conditions, and weather on sales and customer travel; discretionary income or personal expenditure activity of our customers; information technology-related incidents, including data privacy and information security breaches, whether as a result of infrastructure failures, employee or vendor errors, or actions of third parties; our ability to identify, acquire and sell successful new lines of retail merchandise and new menu items at our restaurants; our ability to sustain or the effects of plans intended to improve operational or marketing execution and performance; uncertain performance of acquired businesses, strategic investments and other initiatives that we may pursue now or in the future; changes in or implementation of additional governmental or regulatory rules, regulations and interpretations affecting tax, wage and hour matters, health and safety, pensions, insurance or other undeterminable areas; the effects of plans intended to promote or protect our brands and products; commodity price increases; the ability of and cost to us to recruit, train, and retain qualified hourly and management employees; the effects of increased competition at our locations on sales and on labor recruiting, cost, and retention; workers' compensation, group health and utility price changes; consumer behavior based on negative publicity or changes in consumer health or dietary trends or safety aspects of our food or products or those of the restaurant industry in general, including concerns about outbreaks of infectious disease, as well as the possible effects of such events on the price or availability of ingredients used in our restaurants; the effects of our indebtedness, including under our credit facility and our convertible senior notes, and associated restrictions on our financial and operating flexibility and ability to execute or pursue our operating plans and objectives; changes in interest rates, increases in borrowed capital or capital market conditions affecting our financing costs and ability to refinance all or portions of our indebtedness; the effects of dilution of our existing stockholders’ ownership interest that may ensue from any conversions of our convertible senior notes or the related warrants issued in connection with our convertible note hedging transactions; the effects of business trends on the outlook for individual restaurant locations and the effect on the carrying value of those locations; our ability to retain key personnel; the availability and cost of suitable sites for restaurant development and our ability to identify those sites; our ability to enter successfully into new geographic markets that may be less familiar to us; changes in land, building materials and construction costs; the actual results of pending, future or threatened litigation or governmental investigations and the costs and effects of negative publicity or our ability to manage the impact of social media associated with these activities; economic or psychological effects of natural disasters or unforeseen events such as terrorist acts, social unrest or war and the military or government responses to such events; disruptions to our restaurant or retail supply chain, including as a result of COVID-19; changes in foreign exchange rates affecting our future retail inventory purchases; the impact of activist shareholders; our reliance on limited distribution facilities and certain significant vendors; implementation of new or changes in interpretation of existing accounting principles generally accepted in the United States of America ("GAAP"); and other factors described from time to time in our filings with the Securities and Exchange Commission, press releases, and other communications. Any forward-looking statement made by us herein, or elsewhere, speaks only as of the date on which made. We expressly disclaim any intent, obligation or undertaking to update or revise any forward-looking statements made herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

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